Exhibit 23.1

            Consent of Independent Registered Public Accounting Firm

We consent to the use in this Pre-Effective Amendment No. 1 to Registration Statement No. 333-121793 of Knobias, Inc. (formerly Consolidated Travel Systems, Inc.) on Form SB-2 of our report, dated December 29, 2004, appearing in the Prospectus, which is part of such Registration Statement.

We also consent to the reference to our firm under the caption "Experts" in such Prospectus.

/s/HORNE LLP
Jackson, Mississippi
August 8, 2005